EXHIBIT 32.1
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                               CEO CERTIFICATION

      PURSUANT TO U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report of Advantage Energy Income Fund and Advantage Oil & Gas Ltd. on Form 40-F for the fiscal year ending December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kelly Drader, Chief Executive Officer of Advantage Oil & Gas Ltd., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


         Date:  March 28, 2008            /s/ Kelly Drader
                                         -----------------------------------
                                          Kelly Drader
                                          Chief Executive Officer of Advantage
                                          Oil & Gas Ltd. on behalf of Advantage
                                          Energy Income Fund